SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 21, 2005

Commission File Nos. 000-22741

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	52-1976308
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty, L.P.

Form 8-K

Item 2.06 Material Impairments

On November 21, 2005, CarrAmerica Realty, L.P. (“we or the Company”) determined that a non-cash impairment charge will be recognized during the fourth quarter of 2005 for certain properties now under contract to be sold.

The Company entered into contracts with no contingencies to dispose of three operating properties, Quorum Place, Quorum North and 5000 Quorum. An impairment charge of approximately $1.8 million will be recognized in connection with these properties in the fourth quarter of 2005. This additional impairment charge is being recognized because the fair value of the assets as determined by the actual selling prices (less estimated selling costs) is less than their current carrying value. The Company had previously recognized impairment losses on two of the properties, Quorum Place and 5000 Quorum, of $1.8 million and $2.2 million, respectively, in the first quarter of 2005 based on the estimate at that time of their fair market values less costs to sell.

The current impairment charge, totaling approximately $1.8 million, will reduce the Company’s net income and funds from operations (“FFO”) in the fourth quarter of 2005 and will be incurred in accordance with SFAS No. 144, which addresses accounting for the “Impairment or Disposal of Long-Lived Assets.”

If the sales of the properties are not completed as expected at the current contract price, further impairment charges could be required. If the properties are sold for less than the current contract price, the Company will incur an additional impairment charge equal to the difference between the actual sale price and the current contract price. If the properties are sold for more than the current contract price, the Company will recognize a gain equal to the difference between the actual sale price and the current contract price.

We provide FFO as a supplement to net income calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Although we believe FFO is a widely used measure of operating performance for equity real estate investment trusts (“REITs”), FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as follows:

•	Net income - computed in accordance with GAAP;

•	Less gains (or plus losses) from sales of operating properties and items that are classified as extraordinary items under GAAP;

•	Plus depreciation and amortization of assets uniquely significant to the real estate industry; and

•	Plus or minus adjustments for unconsolidated partnerships and joint ventures (to reflect funds from operations on the same basis).

We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic comparison of operating performance more difficult. Our management believes, however, that FFO, by excluding such items, which can vary among owners of

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similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than us.

Statements contained in this Form 8-K which are not historical facts may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Such statements (none of which is intended as a guarantee of performance) are subject to certain risks and uncertainties, which could cause the Company’s actual future results, achievements or transactions to differ materially from those projected or anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Form 8-K is filed with the Securities and Exchange Commission (“SEC”). A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, but not limited to, the risks described in the Company’s annual report on Form 10-K for the year ended December 31, 2004. Such factors include, among others:

•	National and local economic, business and real estate conditions that will, among other things, affect:

•	Demand for office space,

•	The extent, strength and duration of any economic recovery, including the effect on demand for office space and the creation of new office development,

•	Availability and creditworthiness of tenants,

•	The level of lease rents, and

•	The availability of financing for both tenants and us;

•	Adverse changes in the real estate markets, including, among other things:

•	The extent of tenant bankruptcies, financial difficulties and defaults,

•	The extent of future demand for office space in our core markets and barriers to entry into markets which we may seek to enter in the future,

•	The extent of the decreases in rental rates,

•	Our ability to identify and consummate attractive acquisitions on favorable terms,

•	Our ability to successfully complete and lease development projects on time and within budget,

•	Our ability to consummate any planned dispositions in a timely manner on acceptable terms, and

•	Changes in operating costs, including real estate taxes, utilities, insurance and security costs;

•	Actions, strategies and performance of affiliates that we may not control or companies in which we have made investments;

•	Ability to obtain insurance at a reasonable cost;

•	CarrAmerica’s ability to maintain its status as a REIT for federal and state income tax purposes;

•	Ability to raise capital;

•	Effect of any terrorist activity or other heightened geopolitical risks;

•	Governmental actions and initiatives; and

•	Environmental/safety requirements.

For further discussion of these and other factors that could impact our future results, performance, achievements or transactions, see the documents we file from time to time with the SEC, and in particular, the section titled “The Company – Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2005

CARRAMERICA REALTY, L.P.
a Delaware Limited Partnership

By:	CarrAmerica Realty GP Holdings, LLC,
its general partner

/s/ Kurt A. Heister
Kurt A. Heister, Treasurer (on behalf
of registrant and as its principal accounting officer)

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